-10-

                                                         Exhibit 10(c)

                                                   Contract No. 113416

           NATURAL GAS PIPELINE COMPANY OF AMERICA (NATURAL)
                       STORAGE RATE SCHEDULE DSS
                               AGREEMENT
                        DATED January 15, 1998

1.   SHIPPER is: THE PEOPLES GAS LIGHT AND COKE COMPANY, a LOCAL
     DISTRIBUTION COMPANY.

2.   (a) MDQ totals: 248,000 MMBtu per day.
     (b) MSV totals: 12,400,000 MMBtu.
     (c) The primary Delivery Point(s) and associated MDQ(s) are contained in Exhibit B attached hereto and are a part of this Agreement.

3.   TERM: April 01, 1998 through April 30, 2003.

4. [ ] This Agreement supersedes and cancels a __________ Agreement dated __________

     [ ] Capacity rights for this Agreement were released from Natural's Transportation Rate Schedule Agreement (KT #) dated and are subject to any recall/return provisions in Natural's Capacity Release Package ID #.

     [X] Service and reservation charges commence the latter of:
          (a) April 01, 1998, and
          (b) the date capacity to provide the service hereunder is available on Natural's System.

     [  ] Other: _____________________________________

5.   SHIPPER'S ADDRESSES                     NATURAL'S ADDRESSES

                        General Correspondence:

THE PEOPLES GAS LIGHT AND COKE COMPANY  NATURAL GAS PIPELINE COMPANY
OF AMERICA
WILLIAM MORROW                  ATTENTION: GAS TRANSPORTATION SERVICES
130 E. RANDOLPH ST - 23RD FLOOR      3200 SOUTHWEST FREEWAY 77027-7523
CHICAGO, IL    60601-6207            P.O. BOX 283 77001-0283
                                     HOUSTON, TEXAS


           Statements/Invoices/Accountinq Related Materials:

THE PEOPLES GAS LIGHT AND COKE COMPANY  NATURAL GAS PIPELINE COMPANY
OF AMERICA
PATRICIA GARCIA                         ATTENTION: ACCOUNT SERVICES
130 E. RANDOLPH ST- 23RD FLOOR          701 EAST 22ND STREET
CHICAGO, IL 60601-6207                  LOMBARD, ILLINOIS 60148


                               Payments:
                               NATURAL GAS PIPELINE COMPANY OF AMERICA
                               P.O. BOX 2910
                               CAROL STREAM, ILLINOIS 60132-2910

                               FOR WIRE TRANSFER OR ACH:
                               DEPOSITORY INSTITUTION: CITIBANK N.A.
                               ABA ROUTING #: 021000089
                               ACCOUNT #: 4067-6195


6. The above-stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. NATURAL AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF NATURAL'S FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, NATURAL AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing.

AGREED TO BY:

NATURAL GAS PIPELINE COMPANY OF AMERICA  THE PEOPLES GAS LIGHT AND
COKE COMPANY
"Natural"                                    "Shipper"

By:   /s/ Stephen G. Weiman              By:  /s/ William E. Morrow

Name:      Stephen G. Weiman             Name:     William E. Morrow

Title:     Senior Vice President         Title:    Vice President














Contract No. 113416

                               EXHIBIT B
                        DATED January 15, 1998
                    EFFECTIVE DATE: April 01, 1998

COMPANY: THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT: 113416

DELIVERY POINT/S


                          County/Parish         PIN               MDQ
 Name/Location                 Area     State   No.     Zone   (MMBtu/d)


PRIMARY DELIVERY POINT/S

1. NO SHORE/NGPL GRAYSLAKE LAKE LAKE       IL    I       06     53,637
   INTERCONNECT WITH NORTH SHORE GAS
   COMPANY LOCATED IN SEC. 12-T44N-R10E,
   LAKE COUNTY, ILLINOIS.

2. PGLC/NGPL OAKTON STREET COOK COOK       IL    4174    06    194,363
   INTERCONNECT WITH THE PEOPLES GAS
   LIGHT AND COKE COMPANY ON TRANSPORTER'S
   HOWARD STREET LINE IN SEC. 26-T41N-R13E,
   COOK COUNTY, ILLINOIS.



SECONDARY DELIVERY POINT/S

  All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.



DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

  Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.